UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2008

Item 1: Report to Shareholders

Institutional High Yield Fund	November 30, 2008

The views and opinions in this report were current as of November 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional High Yield Fund

Dear Investor

The environment for junk bonds turned uglier over the past six months. It was, by far, the worst period in the entire history of the asset class. The challenges, both at the macro level (relating to the economy and capital markets) and issues specific to the asset class, led to a sharp sell-off in the final three months of the reporting period. Concern about higher defaults in 2009 and forced selling by investment managers (largely hedge funds) led to a massive exodus from the asset class, which drove the yields on high-yield bonds to all-time highs.

Highlights

• Investors shunned high-yield bonds over the past six months, and the selling was frenetic in the final three months of the period.

• The Institutional High Yield Fund fell sharply as the market did not discriminate between quality and more speculative segments.

• The market has priced in a bleak economic outlook for the next year, and defaults are likely to rise.

• The portfolio is defensively postured in this challenging market environment, but we are beginning to see compelling investment opportunities and believe that better days are ahead.

Portfolio Performance

In our May shareholder letter, we suggested that the high-yield market could be hurt by Wall Street issues, but in the last three months, the Main Street economy has become the major issue. The economy has gone into a deep recession, and that has had a profoundly negative impact on highly leveraged companies. Investors became extremely cautious and dumped fixed-income securities that had any degree of credit risk in favor of bonds with a U.S. government backing. Your fund declined 24.16% for the six-month period ended November 30, 2008. It was a brutal period, unlike anything we have experienced in the past. Although we outperformed the J.P. Morgan Global High Yield Index and the Lipper High Current Yield Funds Average, we are disappointed to report these large losses.

In this environment, the fund’s share price declined $2.58 over the past six months to $6.89 from $9.47. Because of the dramatic decline in the fund’s share price, the dividend yield at the end of the reporting period stood at nearly 10%, and the SEC standardized yield was 12.6%. During the past six months, the portfolio generated $0.35 of dividend income. (In the prior report, dated May 31, 2008, we mistakenly showed that the fund had earned $0.40 and $0.83 of dividend income for the 6- and 12-month periods, respectively. The table above correctly shows the fund’s 6- and 12-month dividends for the periods ended May 31, 2008, as $0.37 and $0.77, respectively. We apologize for this error; none of the fund’s other information—including yield, return, or relative performance—was affected by the mistake.) The portfolio’s longer-term returns are shown in the table on page 7.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That’s what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund’s holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients’ assets is our only business, and our long-term success is tied to our clients’ success.

Please take a moment to read this shareholder report. Your fund’s manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Market Environment and Interest Rates

Economic growth continued to slow over the past six months, and a consensus grew that the U.S. economy was in the midst of its first consumer-led recession since the early 1990s. Job losses mounted over the period, and the unemployment rate moved up to 6.7% in November, above its peak during the 2001 recession. Consumer confidence gauges dipped to multi-decade lows, and shoppers tightened their belts. Indications were that retail sales were falling sharply as November ended. Gross domestic product contracted in the third quarter, with consumer spending and after-tax incomes showing particularly large declines.

Problems in the broad economy were intertwined with issues in the financials sector, which appeared to be in even greater tumult. Repeating a pattern that has been in place for the past year, problems began in the housing sector and spread quickly outward. The financial earthquake that began in September, as Fannie Mae and Freddie Mac entered conservatorship, was followed by a series of aftershocks: Lehman Brothers filed for bankruptcy, Merrill Lynch agreed to be acquired by Bank of America, Morgan Stanley and Goldman Sachs converted into bank holding companies to raise additional capital, and insurance giant AIG teetered on the brink of failure and was saved only by a massive government bailout. Since this time, we have seen governments across the globe enact sweeping bailout packages aimed to strike at the heart of the crisis through direct purchases of distressed assets and bank capital infusions, among other measures.

Our Market

The high-yield market, which had generated generally flat returns for the prior nine-month period, went through a meltdown in the final three months of our fiscal year. At the end of the reporting period, the average high-yield bond traded at 68% of its face or par value. A breakdown by credit quality tiers shows that high-quality companies in our universe, those rated BB, traded at about 75% of par and yielded almost 15%. The average bond with a B rating, the largest segment of your fund, traded at a 33% discount to its face value and yielded approximately 19%. Bonds rated CCC were, on average, priced at more than a 50% discount to par and yielded a whopping 37%. The cost to borrow capital is now prohibitively high, and very few companies are willing, or able, to borrow at these rates. This implies a much higher default rate, which we believe could climb into the high teens next year.

Another instructive measure of the health of the high-yield market is the distressed ratio. A security is classified as distressed if it trades at a yield that is 1,000 basis points, or more, above Treasuries (100 basis points equal 1.00%). The distressed ratio for the entire high-yield market was 84% at the end of November. The holdings in our portfolio are doing somewhat better, but 61% of the bonds in the portfolio traded with a spread of 1,000 basis points or higher. We think the majority of these companies will remain solvent, but the market has priced in a very bleak economic outlook for the next year. In previous peak periods of financial stress, 25% to 30% of the companies in the distressed ratio defaulted or filed for bankruptcy.

The trauma in the high-yield market has been worsened by heavy institutional selling, particularly by managers who utilized leverage to amplify their investment returns. As securities’ prices plunged, the banks that had provided the borrowings to create leverage forced liquidations through margin calls. There has been nothing to stem the freefall and stabilize the asset class in recent months. The initiatives out of Washington to jump-start the economy haven’t yet gained traction. Although rates in some fixed-income markets have come down (primarily Treasuries and government-backed securities), yields have continued to climb in the high-yield market.

We are now at the highest yield spread—the difference between the yield on Treasuries and high-yield bonds—in the history of the asset class. The spread in our market was about 1,800 basis points on November 30, 2008, versus five-year Treasuries yielding 1.91%. Both markets are pricing in a horrendous recession. We believe the spread in our market may exceed 2,000 basis points before year-end.

Portfolio Allocation

Autos
In our asset class, the automotive, gaming, and energy segments were profoundly hurt. We have seen approximately 40% year-over-year sales declines for General Motors (GM) in each of the past three months. The auto sector, which represents approximately 9% of the high-yield market, was down 44% in the past three months. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Not owning GM securities for the majority of the past six months—although we bought some of their bonds late in the period at very low prices—significantly helped relative performance during the period. Thanks to the diligent efforts of our credit analysts, the fund’s auto sector holdings handily outperformed the auto sector in the index. We skewed our weighting toward Ford—short-dated credits that mature in 2009—and away from GM. We think that Ford is in much better liquidity shape than GM, which needs an immediate infusion of cash. Ford doesn’t need bailout money immediately but is lobbying for a line of credit in case revenues and earnings remain weak for a protracted period. We are confident that Ford will be able to meet its near-term debt obligations, including the bonds we own that mature in May. We remained conservative in our auto supplier holdings. We own bonds issued by TRW and Goodyear Tire. Although they were significant detractors for the past six months, we believe both are good companies with solid businesses and talented management teams.

Gaming
There hasn’t been any good news from Las Vegas lately; players have tightened their belts and become less willing to risk disposable income. Our holdings in Harrah’s Entertainment and MGM, companies that have grown aggressively over the last few years, hurt our performance. Because we own several of the more conservative issues and shorter-dated bonds in this segment, we were able to outperform the benchmark in this sector. Nevertheless, prospects for the gaming industry look dour going forward.

One of our paramount concerns is that gaming companies (and GM) will need to roll over a lot of their debt maturing in the next two years. If they can’t get financing, we expect to see the default rate rise. It is likely that if there are a number of defaults, some of the debt will be converted to equity in restructurings. That means those companies would be dependent on a stock market recovery. Blue chips, including GE, PepsiCo, and Microsoft, which are world-class companies, are likely to rally first because they have pristine balance sheets. Our holdings, such as GM, Ford, and the casinos, are likely going to be deep value stocks and unlikely to be early beneficiaries when the economic recovery unfolds.

Energy
In the last three months, investors did not discriminate between high-quality industries and the more cyclical and speculative segments. Even our relatively high-quality positions in energy (and utilities for that matter) were decimated. Prior to September, energy was the most resilient sector of the economy, but oil prices dropped from approximately $150 per barrel to $50 per barrel. We are positive on the industry longer term because we believe that demand for oil and gas will remain strong.

Utilities were relatively resilient earlier in the year, but Energy Future Holdings (formerly known as TXU or Texas Utilities), our largest portfolio holding six months ago, traded down substantially. Similarly, Freeport-McMoRan Copper & Gold, which was upgraded to investment grade (BBB from BB) this year and was one of our best contributors over the prior year, was pummeled as commodity prices trended substantially lower.

Deleveraging Is Going To Be Painful for Our Market
The default outlook is simply the process of “creative destruction.” Our society has borrowed recklessly over the last decade—whether it was individuals borrowing for houses that they couldn’t afford, financial institutions leveraging their balance sheets to generate additional profits, or corporations borrowing to complete leveraged buyouts. We now must face a period of massive deleveraging. This process is going to be very painful for the high-yield market.

Many companies will default and then reorganize, which we term creative destruction. Balance sheets that have too much debt must be “right-sized.” However, if things don’t go well, reorganizations could turn into liquidations. In that scenario, the recovery values for investors would be dramatically less.

We hunkered down over the past six months and positioned the portfolio more defensively than in the past. At the end of November, we held about 12% of the fund in bank loans, which are senior in the capital structure, up from 10% at the end of May. Although bank loans gave up some ground over the past six months, they fell much less than high-yield bonds. We took our BBB allocation up to 11% of the fund from 7% six months ago. We added or increased existing positions in high-quality companies including Verizon, Goldman Sachs, Altria, and Daimler-Chrysler. Increasing our allocation in higher-quality debt and underweighting CCC rated bonds were the major reasons why the fund outperformed its market benchmark over the past six months. However, valuations now appear compelling in our market because not all the companies will go bankrupt—the majority will survive. It may be a white-knuckle ride for our market for the next few months, but we think there is a huge opportunity to buy high-quality companies with high yields.

Other positives include recent merger and acquisition activity. Although it is somewhat surprising given how much the market is down, buying companies suddenly got much cheaper. We benefited from the acquisitions of portfolio holdings including Allied Waste by Republic Services, Centennial Communications by AT&T, and Alltel by Verizon. As mentioned above, we bought some Verizon debt used to fund the purchase of Alltel.

Outlook

We expect the economy to be a mess for the next six to nine months. Layoffs will accelerate, leaving consumers severely weakened. Home values and investments have plummeted. Americans historically have financed their major purchases, but today, borrowing has become much more difficult. Banks are reining in loans, credit card companies are shutting out borrowers, and the psychological impact of this crisis on consumers is severe.

The recession will eventually end. Given the disastrous performance of our market, we believe that the high-yield market is poised to generate strong returns at some point in the next three years. When things get better, it should be really dramatic. History shows that the high-yield market has generated its best performance after severe market downturns. However, this market is not for the faint of heart, and we acknowledge that the next six months will be challenging. Right now, we view the high-yield market as an opportunity for patient and bold long-term investors.

We appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Paul A. Karpers
Chairman of the fund’s Investment Advisory Committee

December 10, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Bond Investing

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Glossary

30-day dividend yield: Dividends earned for the last 30 days of the period indicated are annualized and divided by the fund’s net asset value at the end of the period.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

J.P. Morgan Global High Yield Index: Tracks the performance of domestic and overseas noninvestment-grade corporate bonds; all are denominated in U.S. dollars.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional High Yield Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional High Yield Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional High Yield Fund
November 30, 2008 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional High Yield Fund
November 30, 2008 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $653,367)	$	492,856
Interest and dividends receivable		12,328
Receivable for shares sold		6,685
Receivable for investment securities sold		2,012
Total assets		513,881
Liabilities		
Payable for investment securities purchased		7,682
Due to affiliates		196
Payable for shares redeemed		139
Other liabilities		270
Total liabilities		8,287
NET ASSETS	**$**	**505,594**
Net Assets Consist of:		
Undistributed net investment income	$	1,393
Accumulated undistributed net realized loss		(38,087)
Net unrealized loss		(160,630)
Paid-in capital applicable to 73,348,639 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		702,918
NET ASSETS	**$**	**505,594**
NET ASSET VALUE PER SHARE	**$**	**6.89**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional High Yield Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional High Yield Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional High Yield Fund
November 30, 2008 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional High Yield Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on May 31, 2002. The fund seeks high current income and, secondarily, capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on November 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2008, approximately 71% of the fund’s net assets were invested, directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Credit Default Swaps During the six months ended November 30, 2008, the fund was a party to credit default swaps. The fund may use swaps in an effort to manage exposure to changes in credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. At November 30, 2008, the notional amount of protection sold by the fund totaled $1,842,000 (0.4% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Collateral Agreements The fund has entered collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives, including swaps and forward currency exchange contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund is noted in the accompanying Portfolio of Investments. As of November 30, 2008, no collateral was pledged by counterparties for the benefit of the fund and securities valued at $67,000 had been posted by the fund for the benefit of counterparties.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $186,404,000 and $93,002,000, respectively, for the six months ended November 30, 2008. Purchases and sales of U.S. government securities aggregated $609,000 and $2,045,000, respectively, for the six months ended November 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2008.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $15,950,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2008, all of the funds unused capital loss carryforwards expire in fiscal 2016.

At November 30, 2008, the cost of investments for federal income tax purposes was $652,591,000. Net unrealized loss aggregated $159,854,000 at period-end, of which $715,000 related to appreciated investments and $160,569,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At November 30, 2008, approximately 31% of the fund’s outstanding shares were held by T. Rowe Price funds.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 15, 2009